Significant accounting policies, judgements, estimates and assumptions	12 Months Ended
Dec. 31, 2018
Corporate Information And Statement Of IFRS Compliance [Abstract]
Significant accounting policies, judgements, estimates and assumptions
Significant accounting policies, judgements, estimates and assumptions
Authorization of financial statements and statement of compliance with International Financial Reporting Standards
The consolidated financial statements of BP p.l.c and its subsidiaries (collectively referred to as BP or the group) for the year ended 31 December 2018 were approved and signed by the group chief executive and chairman on 29 March 2019 having been duly authorized to do so by the board of directors. BP p.l.c. is a public limited company incorporated and domiciled in England and Wales. The consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB), IFRS as adopted by the European Union (EU) and in accordance with the provisions of the UK Companies Act 2006 as applicable to companies reporting under IFRS. IFRS as adopted by the EU differs in certain respects from IFRS as issued by the IASB. The differences have no impact on the group’s consolidated financial statements for the years presented. The significant accounting policies and accounting judgements, estimates and assumptions of the group are set out below.
Basis of preparation
The consolidated financial statements have been prepared on a going concern basis and in accordance with IFRS and IFRS Interpretations Committee (IFRIC) interpretations issued and effective for the year ended 31 December 2018. The accounting policies that follow have been consistently applied to all years presented, except where otherwise indicated.
The consolidated financial statements are presented in US dollars and all values are rounded to the nearest million dollars ($ million), except where otherwise indicated.
Significant accounting policies: use of judgements, estimates and assumptions
Inherent in the application of many of the accounting policies used in preparing the consolidated financial statements is the need for BP management to make judgements, estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual outcomes could differ from the estimates and assumptions used. The accounting judgements and estimates that have a significant impact on the results of the group are set out in boxed text below, and should be read in conjunction with the information provided in the Notes on financial statements. The areas requiring the most significant judgement and estimation in the preparation of the consolidated financial statements are: accounting for the investment in Rosneft; oil and natural gas accounting, including the estimation of reserves; the recoverability of asset carrying values; derivative financial instruments; provisions and contingencies; and pensions and other post-retirement benefits. Where an estimate has a significant risk of resulting in a material adjustment to the carrying amounts of assets and liabilities within the next financial year this is specifically noted within the boxed text. The group no longer considers the recoverability of trade receivables to represent one of its significant accounting judgements following the adoption of IFRS 9 ‘Financial Instruments´ and resulting recognition of expected credit losses, see Impact of new International Financial Reporting Standards for more information. The group does not consider income taxes to represent a significant estimate or judgement for 2018, see Income taxes for more information.
Basis of consolidation
The group financial statements consolidate the financial statements of BP p.l.c. and its subsidiaries drawn up to 31 December each year. Subsidiaries are consolidated from the date of their acquisition, being the date on which the group obtains control, and continue to be consolidated until the date that control ceases. The financial statements of subsidiaries are prepared for the same reporting year as the parent company, using consistent accounting policies. Intra-group balances and transactions, including unrealized profits arising from intra-group transactions, have been eliminated. Unrealized losses are eliminated unless the transaction provides evidence of an impairment of the asset transferred. Non-controlling interests represent the equity in subsidiaries that is not attributable, directly or indirectly, to BP shareholders.
Interests in other entities
Business combinations and goodwill
Business combinations are accounted for using the acquisition method. The identifiable assets acquired and liabilities assumed are recognized at their fair values at the acquisition date.
Goodwill is initially measured as the excess of the aggregate of the consideration transferred, the amount recognized for any non-controlling interest and the acquisition-date fair values of any previously held interest in the acquiree over the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date. At the acquisition date, any goodwill acquired is allocated to each of the cash-generating units, or groups of cash-generating units, expected to benefit from the combination’s synergies. Following initial recognition, goodwill is measured at cost less any accumulated impairment losses. Goodwill arising on business combinations prior to 1 January 2003 is stated at the previous carrying amount under UK generally accepted accounting practice, less subsequent impairments. See Note 14 for further information.
Goodwill may arise upon investments in joint ventures and associates, being the surplus of the cost of investment over the group’s share of the net fair value of the identifiable assets and liabilities. Any such goodwill is recorded within the corresponding investment in joint ventures and associates.
Goodwill may also arise upon acquisition of interests in joint operations that meet the definition of a business. The amount of goodwill separately recognized is the excess of the consideration transferred over the group's share of the net fair value of the identifiable assets and liabilities.
Interests in joint arrangements
The results, assets and liabilities of joint ventures are incorporated in these consolidated financial statements using the equity method of accounting as described below.
Certain of the group’s activities, particularly in the Upstream segment, are conducted through joint operations. BP recognizes, on a line-by-line basis in the consolidated financial statements, its share of the assets, liabilities and expenses of these joint operations incurred jointly with the other partners, along with the group’s income from the sale of its share of the output and any liabilities and expenses that the group has incurred in relation to the joint operation.
Interests in associates
The results, assets and liabilities of associates are incorporated in these consolidated financial statements using the equity method of accounting as described below.
1. Significant accounting policies, judgements, estimates and assumptions – continued

Significant judgement: investment in Rosneft
Judgement is required in assessing the level of control or influence over another entity in which the group holds an interest. For BP, the judgement that the group has significant influence over Rosneft Oil Company (Rosneft), a Russian oil and gas company is significant. As a consequence of this judgement, BP uses the equity method of accounting for its investment and BP's share of Rosneft's oil and natural gas reserves is included in the group's estimated net proved reserves of equity-accounted entities. If significant influence was not present, the investment would be accounted for as an investment in an equity instrument measured at fair value as described under 'Financial assets' below and no share of Rosneft's oil and natural gas reserves would be reported.
Significant influence is defined in IFRS as the power to participate in the financial and operating policy decisions of the investee but is not control or joint control of those policies. Significant influence is presumed when an entity owns 20% or more of the voting power of the investee. Significant influence is presumed not to be present when an entity owns less than 20% of the voting power of the investee.
BP owns 19.75% of the voting shares of Rosneft. The Russian federal government, through its investment company JSC Rosneftegaz, owned 50% plus one share of the voting shares of Rosneft at 31 December 2018. IFRS identifies several indicators that may provide evidence of significant influence, including representation on the board of directors of the investee and participation in policy-making processes. BP’s group chief executive, Bob Dudley, has been a member of the board of directors of Rosneft since 2013 and he is chairman of the Rosneft board’s Strategic Planning Committee. A second BP-nominated director, Guillermo Quintero, has been a member of the Rosneft board and its HR and Remuneration Committee since 2015. BP also holds the voting rights at general meetings of shareholders conferred by its 19.75% stake in Rosneft. BP's management consider, therefore, that the group has significant influence over Rosneft, as defined by IFRS.

The equity method of accounting
Under the equity method, an investment is carried on the balance sheet at cost plus post-acquisition changes in the group’s share of net assets of the entity, less distributions received and less any impairment in value of the investment. Loans advanced to equity-accounted entities that have the characteristics of equity financing are also included in the investment on the group balance sheet. The group income statement reflects the group’s share of the results after tax of the equity-accounted entity, adjusted to account for depreciation, amortization and any impairment of the equity-accounted entity’s assets based on their fair values at the date of acquisition. The group statement of comprehensive income includes the group’s share of the equity-accounted entity’s other comprehensive income. The group’s share of amounts recognized directly in equity by an equity-accounted entity is recognized directly in the group’s statement of changes in equity.
Financial statements of equity-accounted entities are prepared for the same reporting year as the group. Where material differences arise in the accounting policies used by the equity-accounted entity and those used by BP, adjustments are made to those financial statements to bring the accounting policies used into line with those of the group.
Unrealized gains on transactions between the group and its equity-accounted entities are eliminated to the extent of the group’s interest in the equity-accounted entity.
The group assesses investments in equity-accounted entities for impairment whenever there is objective evidence that the investment is impaired. If any such objective evidence of impairment exists, the carrying amount of the investment is compared with its recoverable amount, being the higher of its fair value less costs of disposal and value in use. If the carrying amount exceeds the recoverable amount, the investment is written down to its recoverable amount.
Segmental reporting
The group’s operating segments are established on the basis of those components of the group that are evaluated regularly by the group chief executive, BP’s chief operating decision maker, in deciding how to allocate resources and in assessing performance.
The accounting policies of the operating segments are the same as the group’s accounting policies described in this note, except that IFRS requires that the measure of profit or loss disclosed for each operating segment is the measure that is provided regularly to the chief operating decision maker. For BP, this measure of profit or loss is replacement cost profit before interest and tax which reflects the replacement cost of inventories sold in the period and is arrived at by excluding inventory holding gains and losses from profit. Replacement cost profit for the group is not a recognized measure under IFRS. For further information see Note 5.
Foreign currency translation
In individual subsidiaries, joint ventures and associates, transactions in foreign currencies are initially recorded in the functional currency of those entities at the spot exchange rate on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated into the functional currency at the spot exchange rate on the balance sheet date. Any resulting exchange differences are included in the income statement, unless hedge accounting is applied. Non-monetary assets and liabilities, other than those measured at fair value, are not retranslated subsequent to initial recognition.
In the consolidated financial statements, the assets and liabilities of non-US dollar functional currency subsidiaries, joint ventures, associates, and related goodwill, are translated into US dollars at the spot exchange rate on the balance sheet date. The results and cash flows of non-US dollar functional currency subsidiaries, joint ventures and associates are translated into US dollars using average rates of exchange. In the consolidated financial statements, exchange adjustments arising when the opening net assets and the profits for the year retained by non-US dollar functional currency subsidiaries, joint ventures and associates are translated into US dollars are recognized in a separate component of equity and reported in other comprehensive income. Exchange gains and losses arising on long-term intra-group foreign currency borrowings used to finance the group’s non-US dollar investments are also reported in other comprehensive income if the borrowings form part of the net investment in the subsidiary, joint venture or associate. On disposal or for certain partial disposals of a non-US dollar functional currency subsidiary, joint venture or associate, the related accumulated exchange gains and losses recognized in equity are reclassified from equity to the income statement.
Non-current assets held for sale
Non-current assets and disposal groups classified as held for sale are measured at the lower of carrying amount and fair value less costs to sell.
Significant non-current assets and disposal groups are classified as held for sale if their carrying amounts will be recovered through a sale transaction rather than through continuing use. This condition is regarded as met only when the sale is highly probable and the asset or disposal group is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets. Management must be committed to the sale, which should be expected to qualify for recognition as a completed sale within one year from the date of classification as held for sale, and actions required to complete the plan of sale should indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Property, plant and equipment and intangible assets are not depreciated or amortized once classified as held for sale.
Intangible assets
Intangible assets, other than goodwill, include expenditure on the exploration for and evaluation of oil and natural gas resources, computer software, patents, licences and trademarks and are stated at the amount initially recognized, less accumulated amortization and accumulated impairment losses.
Intangible assets are carried initially at cost unless acquired as part of a business combination. Any such asset is measured at fair value at the date of the business combination and is recognized separately from goodwill if the asset is separable or arises from contractual or other legal rights.
Intangible assets with a finite life, other than capitalized exploration and appraisal costs as described below, are amortized on a straight-line basis over their expected useful lives. For patents, licences and trademarks, expected useful life is the shorter of the duration of the legal agreement and economic useful life, and can range from three to fifteen years. Computer software costs generally have a useful life of three to five years.
The expected useful lives of assets and the amortization method are reviewed on an annual basis and, if necessary, changes in useful lives or the amortization method are accounted for prospectively.
Oil and natural gas exploration, appraisal and development expenditure
Oil and natural gas exploration, appraisal and development expenditure is accounted for using the principles of the successful efforts method of accounting as described below.
Licence and property acquisition costs
Exploration licence and leasehold property acquisition costs are capitalized within intangible assets and are reviewed at each reporting date to confirm that there is no indication that the carrying amount exceeds the recoverable amount. This review includes confirming that exploration drilling is still under way or planned or that it has been determined, or work is under way to determine, that the discovery is economically viable based on a range of technical and commercial considerations, and sufficient progress is being made on establishing development plans and timing. If no future activity is planned, the remaining balance of the licence and property acquisition costs is written off. Lower value licences are pooled and amortized on a straight-line basis over the estimated period of exploration. Upon recognition of proved reserves and internal approval for development, the relevant expenditure is transferred to property, plant and equipment.
Exploration and appraisal expenditure
Geological and geophysical exploration costs are recognized as an expense as incurred. Costs directly associated with an exploration well are initially capitalized as an intangible asset until the drilling of the well is complete and the results have been evaluated. These costs include employee remuneration, materials and fuel used, rig costs and payments made to contractors. If potentially commercial quantities of hydrocarbons are not found, the exploration well costs are written off. If hydrocarbons are found and, subject to further appraisal activity, are likely to be capable of commercial development, the costs continue to be carried as an asset. If it is determined that development will not occur then the costs are expensed.
Costs directly associated with appraisal activity undertaken to determine the size, characteristics and commercial potential of a reservoir following the initial discovery of hydrocarbons, including the costs of appraisal wells where hydrocarbons were not found, are initially capitalized as an intangible asset. When proved reserves of oil and natural gas are determined and development is approved by management, the relevant expenditure is transferred to property, plant and equipment.
The determination of whether potentially economic oil and natural gas reserves have been discovered by an exploration well is usually made within one year of well completion, but can take longer, depending on the complexity of the geological structure. Exploration wells that discover potentially economic quantities of oil and natural gas and are in areas where major capital expenditure (e.g. an offshore platform or a pipeline) would be required before production could begin, and where the economic viability of that major capital expenditure depends on the successful completion of further exploration or appraisal work in the area, remain capitalized on the balance sheet as long as such work is under way or firmly planned.
Development expenditure
Expenditure on the construction, installation and completion of infrastructure facilities such as platforms, pipelines and the drilling of development wells, including service and unsuccessful development or delineation wells, is capitalized within property, plant and equipment and is depreciated from the commencement of production as described below in the accounting policy for property, plant and equipment.

Significant judgement: oil and natural gas accounting
Judgement is required to determine whether it is appropriate to continue to carry costs associated with exploration wells and exploratory-type stratigraphic test wells on the balance sheet. This includes costs relating to exploration licences or leasehold property acquisitions. It is not unusual to have such costs remaining suspended on the balance sheet for several years while additional appraisal drilling and seismic work on the potential oil and natural gas field is performed or while the optimum development plans and timing are established. All such carried costs are subject to regular technical, commercial and management review on at least an annual basis to confirm the continued intent to develop, or otherwise extract value from, the discovery. Where this is no longer the case, the costs are immediately expensed.
One of the circumstances that indicate an entity should test such assets for impairment is that the period for which the entity has a right to explore in the specific area has expired or will expire in the near future, and is not expected to be renewed. BP has leases in the Gulf of Mexico making up a prospect, some with terms that were scheduled to expire at the end of 2013 and some with terms that were scheduled to expire at the end of 2014. A significant proportion of our capitalized exploration and appraisal costs in the Gulf of Mexico relate to this prospect. This prospect requires the development of subsea technology to ensure that the hydrocarbons can be extracted safely. BP is in negotiation with the US Bureau of Safety and Environmental Enforcement in relation to seeking extension of these leases so that the discovered hydrocarbons can be developed. BP remains committed to developing this prospect and expects that the leases will be renewed and, therefore, continues to carry the capitalized costs on its balance sheet. The carrying amount of capitalized costs is included in Note 8.

1. Significant accounting policies, judgements, estimates and assumptions – continued
Property, plant and equipment
Property, plant and equipment is stated at cost, less accumulated depreciation and accumulated impairment losses. The initial cost of an asset comprises its purchase price or construction cost, any costs directly attributable to bringing the asset into the location and condition necessary for it to be capable of operating in the manner intended by management, the initial estimate of any decommissioning obligation, if any, and, for assets that necessarily take a substantial period of time to get ready for their intended use, directly attributable general or specific finance costs. The purchase price or construction cost is the aggregate amount paid and the fair value of any other consideration given to acquire the asset. The capitalized value of a finance lease is also included within property, plant and equipment.
Expenditure on major maintenance refits or repairs comprises the cost of replacement assets or parts of assets, inspection costs and overhaul costs. Where an asset or part of an asset that was separately depreciated is replaced and it is probable that future economic benefits associated with the item will flow to the group, the expenditure is capitalized and the carrying amount of the replaced asset is derecognized. Inspection costs associated with major maintenance programmes are capitalized and amortized over the period to the next inspection. Overhaul costs for major maintenance programmes, and all other maintenance costs are expensed as incurred.
Oil and natural gas properties, including related pipelines, are depreciated using a unit-of-production method. The cost of producing wells is amortized over proved developed reserves. Licence acquisition, common facilities and future decommissioning costs are amortized over total proved reserves. The unit-of-production rate for the depreciation of common facilities takes into account expenditures incurred to date, together with estimated future capital expenditure expected to be incurred relating to as yet undeveloped reserves expected to be processed through these common facilities. Information on the carrying amounts of the group’s oil and natural gas properties, together with the amounts recognized in the income statement as depreciation, depletion and amortization is contained in Note 12 and Note 5 respectively.
Estimates of oil and natural gas reserves determined by applying US Securities and Exchange Commission regulations including the determination of prices using 12-month historical data are used to calculate depreciation, depletion and amortization charges for the group’s oil and gas properties. The impact of changes in estimated proved reserves is dealt with prospectively by amortizing the remaining carrying value of the asset over the expected future production.
The estimation of oil and natural gas reserves and BP’s process to manage reserves bookings is described in Supplementary information on oil and natural gas on page 210, which is unaudited. Details on BP’s proved reserves and production compliance and governance processes are provided on page 286. The 2018 movements in proved reserves are reflected in the tables showing movements in oil and natural gas reserves by region in Supplementary information on oil and natural gas (unaudited) on page 210.
Other property, plant and equipment is depreciated on a straight-line basis over its expected useful life. The typical useful lives of the group’s other property, plant and equipment are as follows:

Land improvements	15 to 25 years
Buildings	20 to 50 years
Refineries	20 to 30 years
Petrochemicals plants	20 to 30 years
Pipelines	10 to 50 years
Service stations	15 years
Office equipment	3 to 7 years
Fixtures and fittings	5 to 15 years

The expected useful lives and depreciation method of property, plant and equipment are reviewed on an annual basis and, if necessary, changes in useful lives or the depreciation method are accounted for prospectively.
An item of property, plant and equipment is derecognized upon disposal or when no future economic benefits are expected to arise from the continued use of the asset. Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the item) is included in the income statement in the period in which the item is derecognized.
Impairment of property, plant and equipment, intangible assets, and goodwill
The group assesses assets or groups of assets, called cash-generating units (CGUs), for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or CGU may not be recoverable; for example, changes in the group’s business plans, changes in the group’s assumptions about commodity prices, low plant utilization, evidence of physical damage or, for oil and gas assets, significant downward revisions of estimated reserves or increases in estimated future development expenditure or decommissioning costs. If any such indication of impairment exists, the group makes an estimate of the asset’s or CGU’s recoverable amount. Individual assets are grouped into CGUs for impairment assessment purposes at the lowest level at which there are identifiable cash flows that are largely independent of the cash flows of other groups of assets. A CGU’s recoverable amount is the higher of its fair value less costs of disposal and its value in use. Where the carrying amount of a CGU exceeds its recoverable amount, the CGU is considered impaired and is written down to its recoverable amount.
1. Significant accounting policies, judgements, estimates and assumptions – continued
The business segment plans, which are approved on an annual basis by senior management, are the primary source of information for the determination of value in use. They contain forecasts for oil and natural gas production, refinery throughputs, sales volumes for various types of refined products (e.g. gasoline and lubricants), revenues, costs and capital expenditure. As an initial step in the preparation of these plans, various assumptions regarding market conditions, such as oil prices, natural gas prices, refining margins, refined product margins and cost inflation rates are set by senior management. These assumptions take account of existing prices, global supply-demand equilibrium for oil and natural gas, other macroeconomic factors and historical trends and variability. In assessing value in use, the estimated future cash flows are adjusted for the risks specific to the asset group that are not reflected in the discount rate and are discounted to their present value typically using a pre-tax discount rate that reflects current market assessments of the time value of money.
Fair value less costs of disposal is the price that would be received to sell the asset in an orderly transaction between market participants and does not reflect the effects of factors that may be specific to the group and not applicable to entities in general.
An assessment is made at each reporting date as to whether there is any indication that previously recognized impairment losses may no longer exist or may have decreased. If such an indication exists, the recoverable amount is estimated. A previously recognized impairment loss is reversed only if there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognized. If that is the case, the carrying amount of the asset is increased to the lower of its recoverable amount and the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized for the asset in prior years. Impairment reversals are recognized in profit or loss. After a reversal, the depreciation charge is adjusted in future periods to allocate the asset’s revised carrying amount, less any residual value, on a systematic basis over its remaining useful life.
Goodwill is reviewed for impairment annually or more frequently if events or changes in circumstances indicate the recoverable amount of the group of CGUs to which the goodwill relates should be assessed. In assessing whether goodwill has been impaired, the carrying amount of the group of CGUs to which goodwill has been allocated is compared with its recoverable amount. Where the recoverable amount of the group of CGUs is less than the carrying amount (including goodwill), an impairment loss is recognized. An impairment loss recognized for goodwill is not reversed in a subsequent period.

Significant judgements and estimates: recoverability of asset carrying values
Determination as to whether, and by how much, an asset, CGU, or group of CGUs containing goodwill is impaired involves management estimates on highly uncertain matters such as the effects of inflation and deflation on operating expenses, discount rates, production profiles, reserves and resources, and future commodity prices, including the outlook for global or regional market supply-and-demand conditions for crude oil, natural gas and refined products. Judgement is required when determining the appropriate grouping of assets into a CGU or the appropriate grouping of CGUs for impairment testing purposes. For example, certain oil and gas properties with shared infrastructure may be grouped together to form a single CGU. Alternative groupings of assets or CGUs may result in a different outcome from impairment testing. See Note 14 for details on how these groupings have been determined in relation to the impairment testing of goodwill.
As disclosed above, the recoverable amount of an asset is the higher of its value in use and its fair value less costs of disposal. Fair value less costs of disposal may be determined based on expected sales proceeds or similar recent market transaction data or, where recent market transactions are not available for reference, using discounted cash flow techniques. Where discounted cash flow analyses are used to calculate fair value less costs of disposal, estimates are made about the assumptions market participants would use when pricing the asset, CGU or group of CGUs containing goodwill and the test is performed on a post-tax basis.
Details of impairment charges and reversals recognized in the income statement are provided in Note 4 and details on the carrying amounts of assets are shown in Note 12, Note 14 and Note 15.
The estimates for assumptions made in impairment tests in 2018 relating to discount rates, oil and gas properties and oil and gas prices are discussed below. Changes in the economic environment or other facts and circumstances may necessitate revisions to these assumptions and could result in a material change to the carrying values of the group's assets within the next financial year.
Discount rates
For discounted cash flow calculations, future cash flows are adjusted for risks specific to the cash-generating unit. Value-in-use calculations are typically discounted using a pre-tax discount rate based upon the cost of funding the group derived from an established model, adjusted to a pre-tax basis. Fair value less costs of disposal calculations use the post-tax discount rate.
The discount rates applied in impairment tests are reassessed each year. In 2018 the post-tax discount rate was 6% (2017 6%) and the pre-tax discount rate was 9% (2017 9%). Where the cash-generating unit is located in a country which is judged to be higher risk an additional 2% premium was added to the discount rate (2017 2%). The judgement of classifying a country as higher risk takes into account various economic and geopolitical factors.
Oil and natural gas properties
For oil and natural gas properties, expected future cash flows are estimated using management’s best estimate of future oil and natural gas prices and production and reserves volumes. The estimated future level of production in all impairment tests is based on assumptions about future commodity prices, production and development costs, field decline rates, current fiscal regimes and other factors.
The recoverability of intangible exploration and appraisal expenditure is covered under Oil and natural gas exploration, appraisal and development expenditure above.
Oil and gas prices
The long-term price assumptions used to determine recoverable amount based on value-in-use impairment tests from 2024 onwards are derived from $75 per barrel for Brent and $4/mmBtu for Henry Hub, both in 2015 prices, inflated for the remaining life of the asset (2017 $75 per barrel and $4/mmBtu, both in 2015 prices, from 2023 onwards).
The price assumptions used for the five-year period to 2023 have been set such that there is a gradual transition from current market prices to the long-term price assumptions as noted above, with the rate of increase reducing in the later years.

1. Significant accounting policies, judgements, estimates and assumptions – continued

Oil prices rebounded in 2018 in the face of cooperative production restraint from OPEC and some non-OPEC producers, but weakened late in the year as production restraint eased and US supply recorded record growth. BP's long-term assumption for oil prices is higher than recent market prices, reflecting the judgement that recent prices are not consistent with the market being able to produce sufficient oil to meet global demand sustainably in the longer term, especially given the financial requirements of key low-cost oil producing economies.
US gas prices remained relatively low for much of 2018, before increasing temporarily in the final quarter due to a combination of low storage and cold weather. Strong growth of low-cost supply helped to moderate prices through much of the year. BP's long-term price assumption for US gas is higher than recent market prices as US gas demand is expected to grow strongly, both domestic demand as well as exports of liquefied natural gas, absorbing the lowest cost resources from the sweet spots, and forcing producers to go to more expensive/drier gas, as well as requiring increased investment in infrastructure.
Oil and natural gas reserves
In addition to oil and gas prices, significant technical and commercial assessments are required to determine the group’s estimated oil and natural gas reserves. Reserves estimates are regularly reviewed and updated. Factors such as the availability of geological and engineering data, reservoir performance data, acquisition and divestment activity and drilling of new wells all impact on the determination of the group’s estimates of its oil and natural gas reserves. BP bases its proved reserves estimates on the requirement of reasonable certainty with rigorous technical and commercial assessments based on conventional industry practice and regulatory requirements.
Reserves assumptions for value-in-use and fair value tests reflect the reserves and resources that management currently intend to develop. The recoverable amount of oil and gas properties is determined using a combination of inputs including reserves, resources and production volumes. Risk factors may be applied to reserves and resources which do not meet the criteria to be treated as proved.
The interdependency of these inputs, risk factors and the wide diversity of our oil and gas properties limits the practicability of estimating the probability or extent to which the overall recoverable amount is impacted by changes to one or more of the underlying assumptions. The recoverable amount of oil and gas properties is primarily sensitive to changes in the long-term oil and gas price assumptions. Management do not expect a change in these long-term price assumptions within the next financial year that would result in a material impairment charge. However, sensitivity analysis may be performed if a specific oil and gas property is identified to have low headroom above its carrying amount. In 2018, the group identified oil and gas properties with carrying amounts totalling $22,000 million where the headroom, as at the dates of the last impairment test performed on those assets, was less than or equal to 20% of the carrying value, including $1,345 million in relation to equity-accounted entities. A change in the discount rate, reserves, resources or the oil and gas price assumptions in the next financial year may result in the recoverable amount of one or more of these assets falling below the current carrying amount.
Goodwill
Irrespective of whether there is any indication of impairment, BP is required to test annually for impairment of goodwill acquired in business combinations. The group carries goodwill of approximately $12.2 billion on its balance sheet (2017 $11.6 billion), principally relating to the Atlantic Richfield, Burmah Castrol, Devon Energy and Reliance transactions. If there are low oil or natural gas prices for an extended period or the long-term price outlook weakens, the group may need to recognize goodwill impairment charges against its Upstream segment goodwill. Sensitivities relating to impairment testing of goodwill in the Upstream segment are provided in Note 14.

Inventories
Inventories, other than inventories held for short-term trading purposes, are stated at the lower of cost and net realizable value. Cost is determined by the first-in first-out method and comprises direct purchase costs, cost of production, transportation and manufacturing expenses. Net realizable value is determined by reference to prices existing at the balance sheet date, adjusted where the sale of inventories after the reporting period gives evidence about their net realizable value at the end of the period.
Inventories held for short-term trading purposes are stated at fair value less costs to sell and any changes in fair value are recognized in the income statement.
Supplies are valued at the lower of cost on a weighted average basis and net realizable value.
Leases
Agreements under which payments are made to owners in return for the right to use a specific asset are accounted for as leases. Leases that transfer substantially all the risks and rewards of ownership are recognized as finance leases. All other leases are accounted for as operating leases.
Finance leases are capitalized at the commencement of the lease term at the fair value of the leased item or, if lower, at the present value of the minimum lease payments. Finance charges are allocated to each period so as to achieve a constant rate of interest on the remaining balance of the liability and are charged directly against income. Capitalized leased assets are depreciated over the shorter of the estimated useful life of the asset or the lease term. Operating lease payments are recognized as an expense on a straight-line basis over the lease term except where capitalized as exploration or appraisal expenditure. See significant accounting policy: Exploration and appraisal expenditure.
Financial assets
Financial assets are recognized initially at fair value, normally being the transaction price. In the case of financial assets not at fair value through profit or loss, directly attributable transaction costs are also included. The subsequent measurement of financial assets depends on their classification, as set out below. The group derecognizes financial assets when the contractual rights to the cash flows expire or the financial asset is transferred to a third party. This includes the derecognition of receivables for which discounting arrangements are entered into.
From 1 January 2018, the group classifies its financial asset debt instruments as measured at amortized cost, fair value through other comprehensive income or fair value through profit or loss. The classification depends on the business model for managing the financial assets and the contractual cash flow characteristics of the financial asset.
Financial assets measured at amortized cost
Financial assets are classified as measured at amortized cost when they are held in a business model the objective of which is to collect contractual cash flows and the contractual cash flows represent solely payments of principal and interest. Such assets are carried at amortized cost using the effective interest method if the time value of money is significant. Gains and losses are recognized in profit or loss when the assets are derecognized or impaired and when interest is recognized using the effective interest method. This category of financial assets includes trade and other receivables.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Financial assets measured at fair value through other comprehensive income
Financial assets are classified as measured at fair value through other comprehensive income when they are held in a business model the objective of which is both to collect contractual cash flows and sell the financial assets, and the contractual cash flows represent solely payments of principal and interest. The group does not have any financial assets classified in this category.
Financial assets measured at fair value through profit or loss
Financial assets are classified as measured at fair value through profit or loss when the asset does not meet the criteria to be measured at amortized cost or fair value through other comprehensive income. Such assets are carried on the balance sheet at fair value with gains or losses recognized in the income statement. Derivatives, other than those designated as effective hedging instruments, are included in this category.
Investments in equity instruments
Investments in equity instruments are subsequently measured at fair value through profit or loss unless an election is made on an instrument-by-instrument basis to recognise fair value gains and losses in other comprehensive income.
Derivatives designated as hedging instruments in an effective hedge
These derivatives are carried on the balance sheet at fair value. The treatment of gains and losses arising from revaluation is described below in the accounting policy for derivative financial instruments and hedging activities.
Cash equivalents
Cash equivalents are short-term highly liquid investments that are readily convertible to known amounts of cash, are subject to insignificant risk of changes in value and generally have a maturity of three months or less from the date of acquisition. Cash equivalents are classified as financial assets measured at amortized cost or fair value through profit or loss.
Impairment of financial assets measured at amortized cost
The group assesses on a forward looking basis the expected credit losses associated with financial assets classified as measured at amortized cost at each balance sheet date. Expected credit losses are measured based on the maximum contractual period over which the group is exposed to credit risk. Since this is typically less than 12 months there is no significant difference between the measurement of 12-month and lifetime expected credit losses for the group's in-scope financial assets. The measurement of expected credit losses is a function of the probability of default, loss given default and exposure at default. The expected credit loss is estimated as the difference between the asset’s carrying amount and the present value of the future cash flows the group expects to receive discounted at the financial asset’s original effective interest rate. The carrying amount of the asset is adjusted, with the amount of the impairment gain or loss recognized in the income statement.
A financial asset or group of financial assets classified as measured at amortized cost is considered to be credit-impaired if there is reasonable and supportable evidence that one or more events that have a detrimental impact on the estimated future cash flows of the financial asset (or group of financial assets) have occurred. Financial assets are written off where the group has no reasonable expectation of recovering amounts due.
Financial liabilities
The measurement of financial liabilities depends on their classification, as follows:
Financial liabilities measured at fair value through profit or loss
Financial liabilities that meet the definition of held for trading are classified as measured at fair value through profit or loss. Such liabilities are carried on the balance sheet at fair value with gains or losses recognized in the income statement. Derivatives, other than those designated as effective hedging instruments, are included in this category.
Derivatives designated as hedging instruments in an effective hedge
These derivatives are carried on the balance sheet at fair value. The treatment of gains and losses arising from revaluation is described below in the accounting policy for derivative financial instruments and hedging activities.
Financial liabilities measured at amortized cost
All other financial liabilities are initially recognized at fair value, net of directly attributable transaction costs. For interest-bearing loans and borrowings this is typically equivalent to the fair value of the proceeds received, net of issue costs associated with the borrowing.
After initial recognition, other financial liabilities are subsequently measured at amortized cost using the effective interest method. Amortized cost is calculated by taking into account any issue costs and any discount or premium on settlement. Gains and losses arising on the repurchase, settlement or cancellation of liabilities are recognized in interest and other income and finance costs respectively.
This category of financial liabilities includes trade and other payables and finance debt.
Derivative financial instruments and hedging activities
The group uses derivative financial instruments to manage certain exposures to fluctuations in foreign currency exchange rates, interest rates and commodity prices, as well as for trading purposes. These derivative financial instruments are recognized initially at fair value on the date on which a derivative contract is entered into and subsequently remeasured at fair value. Derivatives are carried as assets when the fair value is positive and as liabilities when the fair value is negative.
Contracts to buy or sell a non-financial item (for example, oil, oil products, gas or power) that can be settled net in cash, with the exception of contracts that were entered into and continue to be held for the purpose of the receipt or delivery of a non-financial item in accordance with the group’s expected purchase, sale or usage requirements, are accounted for as financial instruments. Gains or losses arising from changes in the fair value of derivatives that are not designated as effective hedging instruments are recognized in the income statement.
If, at inception of a contract, the valuation cannot be supported by observable market data, any gain or loss determined by the valuation methodology is not recognized in the income statement but is deferred on the balance sheet and is commonly known as ‘day-one gain or loss’. This deferred gain or loss is recognized in the income statement over the life of the contract until substantially all the remaining contract term can be valued using observable market data at which point any remaining deferred gain or loss is recognized in the income statement. Changes in valuation subsequent to the initial valuation at inception of a contract are recognized immediately in the income statement.
1. Significant accounting policies, judgements, estimates and assumptions – continued
For the purpose of hedge accounting, hedges are classified as:

•	Fair value hedges when hedging exposure to changes in the fair value of a recognized asset or liability.

•
Cash flow hedges when hedging exposure to variability in cash flows that is attributable to either a particular risk associated with a recognized asset or liability or a highly probable forecast transaction.

Hedge relationships are formally designated and documented at inception, together with the risk management objective and strategy for undertaking the hedge. The documentation includes identification of the hedging instrument, the hedged item or transaction, the nature of the risk being hedged, the existence at inception of an economic relationship and subsequent measurement of the hedging instrument's effectiveness in offsetting the exposure to changes in the hedged item’s fair value or cash flows attributable to the hedged risk, the hedge ratio and sources of hedge ineffectiveness. Hedges meeting the criteria for hedge accounting are accounted for as follows:
Fair value hedges
The change in fair value of a hedging derivative is recognized in profit or loss. The change in the fair value of the hedged item attributable to the risk being hedged is recorded as part of the carrying value of the hedged item and is also recognized in profit or loss, where it offsets. The group applies fair value hedge accounting when hedging interest rate risk and certain currency risks on fixed rate finance debt.
Fair value hedge accounting is discontinued only when the hedging relationship or a part thereof ceases to meet the qualifying criteria. This includes when the risk management objective changes or when the hedging instrument is sold, terminated or exercised. The accumulated adjustment to the carrying amount of a hedged item at such time is then amortized prospectively to profit or loss as finance interest expense over the hedged item's remaining period to maturity.
Cash flow hedges
The effective portion of the gain or loss on a cash flow hedging instrument is reported in other comprehensive income, while the ineffective portion is recognized in profit or loss. Amounts reported in other comprehensive income are reclassified to the income statement when the hedged transaction affects profit or loss.
Where the hedged item is a highly probably forecast transaction that results in the recognition of a non-financial asset or liability, such as a forecast foreign currency transaction for the purchase of property, plant and equipment, the amounts recognized within other comprehensive income are transferred to the initial carrying amount of the non-financial asset or liability. Where the hedged item is an equity investment, the amounts recognized in other comprehensive income remain in the separate component of equity until the hedged cash flows affect profit or loss. Where the hedged item is recognized directly in profit or loss, the amounts recognized in other comprehensive income are reclassified to production and manufacturing expenses.
Cash flow hedge accounting is discontinued only when the hedging relationship or a part thereof ceases to meet the qualifying criteria. This includes when the designated hedged forecast transaction or part thereof is no longer considered to be highly probable to occur, or when the hedging instrument is sold, terminated or exercised without replacement or rollover. When cash flow hedge accounting is discontinued amounts previously recognized within other comprehensive income remain in equity until the forecast transaction occurs and are reclassified to profit or loss or transferred to the initial carrying amount of a non-financial asset or liability as above. If the forecast transaction is no longer expected to occur, amounts previously recognized within other comprehensive income will be immediately reclassified to profit or loss.
Costs of hedging
Time value of options and the foreign currency basis spread of cross-currency interest rate swaps are excluded from hedge designations and accounted for as costs of hedging. Changes in fair value of the time-value component of option contracts and the foreign currency basis spread of cross-currency interest rate swaps are recognized in other comprehensive income to the extent that they relate to the hedged item. For transaction-related hedged items, the amount recognized in other comprehensive income is reclassified to profit or loss when the hedged transaction affects profit or loss. For time-period related hedged items, the amount recognized in other comprehensive income is amortized to profit or loss on a straight line over the term of the hedging relationship.
Fair value measurement
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The group categorizes assets and liabilities measured at fair value into one of three levels depending on the ability to observe inputs employed in their measurement. Level 1 inputs are quoted prices in active markets for identical assets or liabilities. Level 2 inputs are inputs that are observable, either directly or indirectly, other than quoted prices included within level 1 for the asset or liability. Level 3 inputs are unobservable inputs for the asset or liability reflecting significant modifications to observable related market data or BP’s assumptions about pricing by market participants.

Significant judgement and estimate: derivative financial instruments
In some cases the fair values of derivatives are estimated using internal models due to the absence of quoted prices or other observable, market-corroborated data. This applies to the group’s longer-term derivative contracts. The majority of these contracts are valued using models with inputs that include price curves for each of the different products that are built up from available active market pricing data and modelled using the maximum available external pricing information. Additionally, where limited data exists for certain products, prices are determined using historical and long-term pricing relationships. Price volatility is also an input for options models. Changes in the key assumptions, in particular price curves, could have a material impact on the carrying amounts of derivative assets and liabilities in the next financial year. The impact on net assets and the Group income statement would be limited as a result of offsetting movements on derivative assets and liabilities. For more information see Note 30.
In some cases, judgement is required to determine whether contracts to buy or sell commodities meet the definition of a derivative. In particular longer -term contracts to buy and sell LNG are not considered to meet the definition as they are not considered capable of being net settled due to a lack of liquidity in the LNG market and so are accounted for on an accruals basis.

Offsetting of financial assets and liabilities
Financial assets and liabilities are presented gross in the balance sheet unless both of the following criteria are met: the group currently has a legally enforceable right to set off the recognized amounts; and the group intends to either settle on a net basis or realize the asset and settle the liability simultaneously. A right of set off is the group’s legal right to settle an amount payable to a creditor by applying against it an amount receivable from the same counterparty. The relevant legal jurisdiction and laws applicable to the relationships between the parties are considered when assessing whether a current legally enforceable right to set off exists.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Provisions and contingencies
Provisions are recognized when the group has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. Where appropriate, the future cash flow estimates are adjusted to reflect risks specific to the liability.
If the effect of the time value of money is material, provisions are determined by discounting the expected future cash flows at a pre-tax risk-free rate that reflects current market assessments of the time value of money. Where discounting is used, the increase in the provision due to the passage of time is recognized within finance costs. Provisions are discounted using a nominal discount rate of 3.0% (2017 2.5%).
Provisions are split between amounts expected to be settled within 12 months of the balance sheet date (current) and amounts expected to be settled later (non-current).
Contingent liabilities are possible obligations whose existence will only be confirmed by future events not wholly within the control of the group, or present obligations where it is not probable that an outflow of resources will be required or the amount of the obligation cannot be measured with sufficient reliability. Contingent liabilities are not recognized in the consolidated financial statements but are disclosed unless the possibility of an outflow of economic resources is considered remote.
Decommissioning
Liabilities for decommissioning costs are recognized when the group has an obligation to plug and abandon a well, dismantle and remove a facility or an item of plant and to restore the site on which it is located, and when a reliable estimate of that liability can be made. Where an obligation exists for a new facility or item of plant, such as oil and natural gas production or transportation facilities, this liability will be recognized on construction or installation. Similarly, where an obligation exists for a well, this liability is recognized when it is drilled. An obligation for decommissioning may also crystallize during the period of operation of a well, facility or item of plant through a change in legislation or through a decision to terminate operations; an obligation may also arise in cases where an asset has been sold but the subsequent owner is no longer able to fulfil its decommissioning obligations, for example due to bankruptcy. The amount recognized is the present value of the estimated future expenditure determined in accordance with local conditions and requirements. The provision for the costs of decommissioning wells, production facilities and pipelines at the end of their economic lives is estimated using existing technology, at future prices, depending on the expected timing of the activity, and discounted using the nominal discount rate. The weighted average period over which these costs are generally expected to be incurred is estimated to be approximately 18 years.
An amount equivalent to the decommissioning provision is recognized as part of the corresponding intangible asset (in the case of an exploration or appraisal well) or property, plant and equipment. The decommissioning portion of the property, plant and equipment is subsequently depreciated at the same rate as the rest of the asset. Other than the unwinding of discount on the provision, any change in the present value of the estimated expenditure is reflected as an adjustment to the provision and the corresponding asset where that asset is generating or is expected to generate future economic benefits.
Environmental expenditures and liabilities
Environmental expenditures that are required in order for the group to obtain future economic benefits from its assets are capitalized as part of those assets. Expenditures that relate to an existing condition caused by past operations that do not contribute to future earnings are expensed.
Liabilities for environmental costs are recognized when a clean-up is probable and the associated costs can be reliably estimated. Generally, the timing of recognition of these provisions coincides with the commitment to a formal plan of action or, if earlier, on divestment or on closure of inactive sites.
The amount recognized is the best estimate of the expenditure required to settle the obligation. Provisions for environmental liabilities have been estimated using existing technology, at future prices and discounted using a nominal discount rate. The weighted-average period over which these costs are generally expected to be incurred is estimated to be approximately six years.

Significant judgements and estimates: provisions
The group holds provisions for the future decommissioning of oil and natural gas production facilities and pipelines at the end of their economic lives. The largest decommissioning obligations facing BP relate to the plugging and abandonment of wells and the removal and disposal of oil and natural gas platforms and pipelines around the world. Most of these decommissioning events are many years in the future and the precise requirements that will have to be met when the removal event occurs are uncertain. Decommissioning technologies and costs are constantly changing, as are political, environmental, safety and public expectations. The timing and amounts of future cash flows are subject to significant uncertainty and estimation is required in determining the amounts of provisions to be recognized. Any changes in the expected future costs are reflected in both the provision and the asset.
If oil and natural gas production facilities and pipelines are sold to third parties, judgement is required to assess whether the new owner will be unable to meet their decommissioning obligations, whether BP would then be responsible for decommissioning, and if so the extent of that responsibility.
Decommissioning provisions associated with downstream and petrochemicals facilities are generally not recognized, as the potential obligations cannot be measured, given their indeterminate settlement dates. The group performs periodic reviews of its downstream and petrochemicals long-lived assets for any changes in facts and circumstances that might require the recognition of a decommissioning provision.
The provision for environmental liabilities is estimated based on current legal and constructive requirements, technology, price levels and expected plans for remediation. Actual costs and cash outflows can differ from current estimates because of changes in laws and regulations, public expectations, prices, discovery and analysis of site conditions and changes in clean-up technology.
The timing and amount of future expenditures relating to decommissioning and environmental liabilities are reviewed annually, together with the interest rate used in discounting the cash flows. The interest rate used to determine the balance sheet obligations at the end of 2018 was a nominal rate of 3.0% (2017 a real rate of 0.5% and a nominal rate of 2.5%), which was based on long-dated US government bonds.

1. Significant accounting policies, judgements, estimates and assumptions – continued

Further information about the group’s provisions is provided in Note 21. Changes in assumptions in relation to the group's provisions could result in a material change in their carrying amounts within the next financial year. A 0.5% change in the nominal discount rate could have an impact of approximately $1.3 billion on the value of the group’s provisions, excluding those relating to the Gulf of Mexico oil spill. The impact on the group income statement would not be significant as the majority of the group’s provisions relate to decommissioning costs.
As described in Note 33, the group is subject to claims and actions for which no provisions have been recognized. The facts and circumstances relating to particular cases are evaluated regularly in determining whether a provision relating to a specific litigation should be recognized or revised. Accordingly, significant management judgement relating to provisions and contingent liabilities is required, since the outcome of litigation is difficult to predict.
Change in significant estimate - decommissioning provision
Decommissioning provision cost estimates are reviewed regularly and such a review was undertaken in the second quarter of 2018. The timing and amount of estimated future expenditures were re-assessed and discounted to determine the present value. From 30 June 2018 the present value of the decommissioning provision is determined by discounting the estimated cash flows expressed in expected future prices, i.e. taking account of expected inflation, at a nominal discount rate of 2.5% as at 30 June 2018. Prior to 30 June 2018, the group estimated future cash flows in real terms i.e. at current prices and discounted them using a real discount rate of 0.5% as at 31 December 2017.
The impact of the review was a reduction in the provision of $1.5 billion as at 30 June 2018, with a similar reduction in the carrying amount of property, plant and equipment. There was no significant impact on the income statement for the first half of 2018. The impact on the income statement for the second half of 2018 was a decrease in depreciation, depletion and amortization of approximately $80 million and an increase in finance costs of approximately $80 million.
The nominal discount rate applied to provisions was revised at 31 December 2018 to 3.0%. The impact of this increase was a further $1.3- billion reduction in the decommissioning provision, with a similar reduction in the carrying amount of property, plant and equipment.

Employee benefits
Wages, salaries, bonuses, social security contributions, paid annual leave and sick leave are accrued in the period in which the associated services are rendered by employees of the group. Deferred bonus arrangements that have a vesting date more than 12 months after the balance sheet date are valued on an actuarial basis using the projected unit credit method and amortized on a straight-line basis over the service period until the award vests. The accounting policies for share-based payments and for pensions and other post-retirement benefits are described below.
Share-based payments
Equity-settled transactions
The cost of equity-settled transactions with employees is measured by reference to the fair value of the equity instruments on the date on which they are granted and is recognized as an expense over the vesting period, which ends on the date on which the employees become fully entitled to the award. A corresponding credit is recognized within equity. Fair value is determined by using an appropriate, widely used, valuation model. In valuing equity-settled transactions, no account is taken of any vesting conditions, other than conditions linked to the price of the shares of the company (market conditions). Non-vesting conditions, such as the condition that employees contribute to a savings-related plan, are taken into account in the grant-date fair value, and failure to meet a non-vesting condition, where this is within the control of the employee is treated as a cancellation and any remaining unrecognized cost is expensed.
For other equity-settled share-based payment transactions, the goods or services received and the corresponding increase in equity are measured at the fair value of the goods or services received unless their fair value cannot be reliably estimated. If the fair value of the goods and services received cannot be reliably estimated, the transaction is measured by reference to the fair value of the equity instruments granted.
Cash-settled transactions
The cost of cash-settled transactions is recognized as an expense over the vesting period, measured by reference to the fair value of the corresponding liability which is recognized on the balance sheet. The liability is remeasured at fair value at each balance sheet date until settlement, with changes in fair value recognized in the income statement.
Pensions and other post-retirement benefits
The cost of providing benefits under the group’s defined benefit plans is determined separately for each plan using the projected unit credit method, which attributes entitlement to benefits to the current period to determine current service cost and to the current and prior periods to determine the present value of the defined benefit obligation. Past service costs, resulting from either a plan amendment or a curtailment (a reduction in future obligations as a result of a material reduction in the plan membership), are recognized immediately when the company becomes committed to a change.
Net interest expense relating to pensions and other post-retirement benefits, which is recognized in the income statement, represents the net change in present value of plan obligations and the value of plan assets resulting from the passage of time, and is determined by applying the discount rate to the present value of the benefit obligation at the start of the year, and to the fair value of plan assets at the start of the year, taking into account expected changes in the obligation or plan assets during the year.
Remeasurements of the defined benefit liability and asset, comprising actuarial gains and losses, and the return on plan assets (excluding amounts included in net interest described above) are recognized within other comprehensive income in the period in which they occur and are not subsequently reclassified to profit and loss.
The defined benefit pension plan surplus or deficit recognized on the balance sheet for each plan comprises the difference between the present value of the defined benefit obligation (using a discount rate based on high quality corporate bonds) and the fair value of plan assets out of which the obligations are to be settled directly. Fair value is based on market price information and, in the case of quoted securities, is the published bid price. Defined benefit pension plan surpluses are only recognized to the extent they are recoverable, either by way of a refund from the plan or reductions in future contributions to the plan.
Contributions to defined contribution plans are recognized in the income statement in the period in which they become payable.
1. Significant accounting policies, judgements, estimates and assumptions – continued

Significant estimate: pensions and other post-retirement benefits
Accounting for defined benefit pensions and other post-retirement benefits involves making significant estimates when measuring the group's pension plan surpluses and deficits. These estimates require assumptions to be made about many uncertainties.
Pensions and other post-retirement benefit assumptions are reviewed by management at the end of each year. These assumptions are used to determine the projected benefit obligation at the year end and hence the surpluses and deficits recorded on the group's balance sheet, and pension and other post-retirement benefit expense for the following year.
The assumptions that are the most significant to the amounts reported are the discount rate, inflation rate, salary growth and mortality levels. Assumptions about these variables are based on the environment in each country. The assumptions used vary from year to year, with resultant effects on future net income and net assets. Changes to some of these assumptions, in particular the discount rate and inflation rate, could result in material changes to the carrying amounts of the group's pension and other post-retirement benefit obligations within the next financial year, in particular for the UK, US and Eurozone plans. Any differences between these assumptions and the actual outcome will also affect future net income and net assets.
The values ascribed to these assumptions and a sensitivity analysis of the impact of changes in the assumptions on the benefit expense and obligation used are provided in Note 24.

Income taxes
Income tax expense represents the sum of current tax and deferred tax.
Income tax is recognized in the income statement, except to the extent that it relates to items recognized in other comprehensive income or directly in equity, in which case the related tax is recognized in other comprehensive income or directly in equity.
Current tax is based on the taxable profit for the period. Taxable profit differs from net profit as reported in the income statement because it is determined in accordance with the rules established by the applicable taxation authorities. It therefore excludes items of income or expense that are taxable or deductible in other periods as well as items that are never taxable or deductible. The group’s liability for current tax is calculated using tax rates and laws that have been enacted or substantively enacted by the balance sheet date.
Deferred tax is provided, using the liability method, on temporary differences at the balance sheet date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes. Deferred tax liabilities are recognized for all taxable temporary differences except:

•	Where the deferred tax liability arises on the initial recognition of goodwill.

•
Where the deferred tax liability arises on the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither accounting profit nor taxable profit or loss.

•
In respect of taxable temporary differences associated with investments in subsidiaries and associates and interests in joint arrangements, where the group is able to control the timing of the reversal of the temporary differences and it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred tax assets are recognized for deductible temporary differences, carry-forward of unused tax credits and unused tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences and the carry-forward of unused tax credits and unused tax losses can be utilized, except where the deferred tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither accounting profit nor taxable profit or loss. In respect of deductible temporary differences associated with investments in subsidiaries and associates and interests in joint arrangements, deferred tax assets are recognized only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilized.
The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable or increased to the extent that it is probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized.
Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the balance sheet date. Deferred tax assets and liabilities are not discounted.
Deferred tax assets and liabilities are offset only when there is a legally enforceable right to set off current tax assets against current tax liabilities and when the deferred tax assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the current tax assets and liabilities on a net basis or to realize the assets and settle the liabilities simultaneously.
Where tax treatments are uncertain, if it is considered probable that a taxation authority will accept the group's proposed tax treatment, income taxes are recognized consistent with the group's income tax filings. If it is not considered probable, the uncertainty is reflected using either the most likely amount or an expected value, depending on which method better predicts the resolution of the uncertainty.
The computation of the group’s income tax expense and liability involves the interpretation of applicable tax laws and regulations in many jurisdictions throughout the world. The resolution of tax positions taken by the group, through negotiations with relevant tax authorities or through litigation, can take several years to complete and in some cases it is difficult to predict the ultimate outcome. Therefore, judgement is required to determine whether provisions for income taxes are required and, if so, estimation is required of the amounts that could be payable.
In addition, the group has carry-forward tax losses and tax credits in certain taxing jurisdictions that are available to offset against future taxable profit. However, deferred tax assets are recognized only to the extent that it is probable that taxable profit will be available against which the unused tax losses or tax credits can be utilized. Management judgement is exercised in assessing whether this is the case and estimates are required to be made of the amount of future taxable profits that will be available.
Management do not assess there to be a significant risk of a material change to the group’s tax provisioning or recognition of deferred tax assets within the next financial year, however the tax position remains inherently uncertain and therefore subject to change. To the extent that actual outcomes differ from management’s estimates, income tax charges or credits, and changes in current and deferred tax assets or liabilities, may arise in future periods. For more information see Note 9 and Note 33.

1. Significant accounting policies, judgements, estimates and assumptions – continued
Judgement is also required when determining whether a particular tax is an income tax or another type of tax (for example a production tax). Accounting for deferred tax is applied to income taxes as described above, but is not applied to other types of taxes; rather such taxes are recognized in the income statement in accordance with the applicable accounting policy such as Provisions and contingencies. No new significant judgements were made in 2018 in this regard.
Customs duties and sales taxes
Customs duties and sales taxes that are passed on or charged to customers are excluded from revenues and expenses. Assets and liabilities are recognized net of the amount of customs duties or sales tax except:

•	Customs duties or sales taxes incurred on the purchase of goods and services which are not recoverable from the taxation authority are recognized as part of the cost of acquisition of the asset.

•	Receivables and payables are stated with the amount of customs duty or sales tax included.
The net amount of sales tax recoverable from, or payable to, the taxation authority is included within receivables or payables in the balance sheet.
Own equity instruments – treasury shares
The group’s holdings in its own equity instruments are shown as deductions from shareholders’ equity at cost. Treasury shares represent BP shares repurchased and available for specific and limited purposes. For accounting purposes, shares held in Employee Share Ownership Plans (ESOPs) to meet the future requirements of the employee share-based payment plans are treated in the same manner as treasury shares and are, therefore, included in the consolidated financial statements as treasury shares. Consideration, if any, received for the sale of such shares is also recognized in equity. No gain or loss is recognized in the income statement on the purchase, sale, issue or cancellation of equity shares. Shares repurchased under the share buy-back programme which are immediately cancelled are not shown as treasury shares, but are shown as a deduction from the profit and loss account reserve in the group statement of changes in equity.
Revenue and other income
Revenue from contracts with customers is recognized when or as the group satisfies a performance obligation by transferring control of a promised good or service to a customer. The transfer of control of oil, natural gas, natural gas liquids, LNG, petroleum and chemical products, and other items usually coincides with title passing to the customer and the customer taking physical possession. The group principally satisfies its performance obligations at a point in time; the amounts of revenue recognized relating to performance obligations satisfied over time are not significant.
When, or as, a performance obligation is satisfied, the group recognizes as revenue the amount of the transaction price that is allocated to that performance obligation. The transaction price is the amount of consideration to which the group expects to be entitled. The transaction price is allocated to the performance obligations in the contract based on standalone selling prices of the goods or services promised.
Contracts for the sale of commodities are typically priced by reference to quoted prices. Revenue from term commodity contracts is recognized based on the contractual pricing provisions for each delivery. Certain of these contracts have pricing terms based on prices at a point in time after delivery has been made. Revenue from such contracts is initially recognized based on relevant prices at the time of delivery and subsequently adjusted as appropriate.
Physical exchanges with counterparties in the same line of business in order to facilitate sales to customers are reported net, as are sales and purchases made with a common counterparty, as part of an arrangement similar to a physical exchange.
Where the group acts as agent on behalf of a third party to procure or market energy commodities, any associated fee income is recognized but no purchase or sale is recorded.
Where forward sale and purchase contracts for oil, natural gas or power have been determined to be for short-term trading purposes, the associated sales and purchases are reported net within sales and other operating revenues whether or not physical delivery has occurred.
Interest income is recognized as the interest accrues (using the effective interest rate, that is, the rate that exactly discounts estimated future cash receipts through the expected life of the financial instrument to the net carrying amount of the financial asset).
Dividend income from investments is recognized when the shareholders’ right to receive the payment is established.
Finance costs
Finance costs directly attributable to the acquisition, construction or production of qualifying assets, which are assets that necessarily take a substantial period of time to get ready for their intended use, are added to the cost of those assets until such time as the assets are substantially ready for their intended use. All other finance costs are recognized in the income statement in the period in which they are incurred.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Impact of new International Financial Reporting Standards
BP adopted two new accounting standards issued by the IASB with effect from 1 January 2018, IFRS 9 ‘Financial instruments’ and IFRS 15 ‘Revenue from contracts with customers’. There are no other new or amended standards or interpretations adopted during the year that have a significant impact on the consolidated financial statements.
IFRS 9 ‘Financial Instruments’
IFRS 9 ‘Financial Instruments’ was issued in July 2014 and replaced IAS 39 ‘Financial Instruments: Recognition and Measurement.’ BP adopted IFRS 9 and the related consequential amendments to other IFRSs in the financial reporting period commencing 1 January 2018. The group has applied the new standard in accordance with the transition provisions of IFRS 9. Comparatives have not been restated and adjustments on transition have been reported in opening retained earnings at 1 January 2018.
The group’s revised accounting policies in relation to financial instruments are provided above.
The overall impact on transition to IFRS 9, including the impact upon the group's share of equity-accounted entities, was a reduction of $180 million in net assets, net of tax. This adjustment mainly related to an increase in the loss allowance for financial assets in the scope of IFRS 9's impairment requirements. As comparatives have not been restated the closing balance at 31 December 2017 for certain line items in the balance sheet differ from the opening balance at 1 January 2018 (as summarized below). Cash and cash equivalents at the beginning of 2018 in the Group cash flow statement are the 1 January 2018 amounts included in the table below.

			$ million
	31 December 2017	1 January 2018	Adjustment on adoption of IFRS 9
Non-current
Investments in equity-accounted entities	24,985	24,903	(82)
Loans, trade and other receivables	2,080	2,069	(11)
Deferred tax liabilities	(7,982)	(7,946)	36
Current
Loans, trade and other receivables	25,039	24,927	(112)
Cash and cash equivalents	25,586	25,575	(11)

Net assets	100,404	100,224	(180)

Reserves
Available-for-sale investments	17	—	(17)
Costs of hedging	—	(37)	(37)
Profit and loss account	75,226	75,100	(126)
	75,243	75,063	(180)

Classification and measurement
IFRS 9 provides a single classification and measurement approach for financial assets that reflects the business model in which they are managed and their cash flow characteristics. For financial liabilities the existing classification and measurement requirements of IAS 39 are largely retained.
The table below illustrates the classification and carrying amounts of financial assets under IFRS 9 and IAS 39 at the date of initial application, 1 January 2018. There were no differences in classification or carrying amounts for financial liabilities and no differences in the measurement of liabilities for financial guarantee contracts.

						$ million
At 1 January 2018	Classification under IAS 39	Classification under IFRS 9	Carrying amount under IAS 39	Measurement category adjustment on transition	Measurement attribute adjustment on transition	Carrying amount under IFRS 9
Financial assets
Other investments – equity shares	Available-for-sale financial assets	Fair value through profit or loss	433	—	—	433
– other	Available-for-sale financial assets	Fair value through profit or loss	275	—	—	275
– other	At fair value through profit or loss	Fair value through profit or loss	662	—	—	662
Loans	Loans and receivables	Amortized cost	836	(100)	—	736
Loans	Loans and receivables	Fair value through profit or loss	—	100	(8)	92
Trade and other receivables	Loans and receivables	Amortized cost	24,361	—	(115)	24,246
Derivative financial instruments	At fair value through profit or loss	Fair value through profit or loss	6,454	—	—	6,454
Derivative financial instruments	Derivative hedging instruments	Derivative hedging instruments	688	—	—	688
Cash and cash equivalents	Loans and receivables	Amortized cost	21,916	—	(11)	21,905
Cash and cash equivalents	Available-for-sale financial assets	Amortized cost	2,270	(2,058)	—	212
Cash and cash equivalents	Available-for-sale financial assets	Fair value through profit or loss	—	2,058	—	2,058
Cash and cash equivalents	Held-to-maturity investments	Amortized cost	1,400	—	—	1,400
			59,295	—	(134)	59,161

1. Significant accounting policies, judgements, estimates and assumptions – continued
Other investments existing on transition that were classified as available-for-sale financial assets under IAS 39 are classified as mandatorily measured at fair value through profit or loss (FVTPL) under IFRS 9. The contractual terms of these assets do not give rise to cash flows that are solely payments of principal and interest. Fair value gains and losses will be recognized in profit or loss rather than in other comprehensive income as was the case under IAS 39. An adjustment to the 2018 opening balance sheet was made to transfer $17 million of fair value gains net of related tax from the available-for-sale investments reserve to the profit and loss account reserve.
Certain loans that were classified as loans and receivables under IAS 39 have been classified as mandatorily measured at FVTPL under IFRS 9 as a result of the business model in which they are held. The adjustment of $8m to the carrying amount of these assets on transition reflects the difference between amortized cost measurement under IAS 39 and fair value measurement under IFRS 9.
Cash and cash equivalents that were classified as available-for-sale and held-to-maturity financial assets under IAS 39 have been classified as either measured at amortized cost or measured at FVTPL under IFRS 9. Cash and cash equivalents measured at FVTPL comprise money market funds that do not give rise to cash flows that are solely payments of principal and interest. For cash and cash equivalents that have been reclassified to measured at amortized cost, the carrying amount of those assets at the end of the reporting period approximate their fair value. The fair value gain or loss that would have been recognized in other comprehensive income in the reporting period if those financial assets had not been reclassified to amortized cost is immaterial.
Adjustments to the carrying amount of financial assets classified as measured at amortized cost under IFRS 9 relate entirely to the additional loss allowance required by the new standard's expected credit loss model.
There were no financial assets or financial liabilities which the group had previously designated as at FVTPL under IAS 39 that were required to be reclassified, or which the group has elected to reclassify upon the application of IFRS 9. The group did not elect to designate at FVTPL any financial assets or financial liabilities at the date of initial application of IFRS 9.
Under IFRS 9 the group has elected to apply hedge accounting prospectively to certain of its commodity price risk management activities for which hedge accounting was not possible under IAS 39. Certain derivatives that were previously classified as at FVTPL have therefore been reclassified to derivative hedging instruments at 1 January 2018. As the hedging instruments are exchange traded derivatives, the value transferred on transition was nil.
Impairment
The financial asset impairment requirements of IFRS 9 introduce a forward-looking expected credit loss model that results in earlier recognition of credit losses than the incurred loss model of IAS 39. The adjustment to the 2018 opening balance sheet relating to expected credit loss reduced both the carrying amounts of financial assets and the profit and loss account reserve.
The table below reconciles the ending impairment allowances in accordance with IAS 39 and the provisions in accordance with IAS 37 to the opening loss allowances determined in accordance with IFRS 9.

						$ million
At 1 January 2018	Classification under IAS 39	Classification under IFRS 9	IAS 39 loss allowance	Measurement category effect on transition	Measurement attribute adjustment on transition	IFRS 9 loss allowance
Financial assets
Other investments – equity shares	Available-for-sale financial assets	Fair value through profit or loss	91	(91)	—	—
Trade and other receivables	Loans and receivables	Amortized cost	335	—	115	450
Cash and cash equivalents	Loans and receivables	Amortized cost	—	—	11	11
Total loss allowance on financial assets			426	(91)	126	461

Loans that form part of the net investment in equity-accounted entities			37	—	6	43
Total loss allowance			463	(91)	132	504

Impairment allowances on available-for-sale assets represent amounts provided against investments in equity instruments that were held at cost under IAS 39. Under IFRS 9 these assets are classified as measured at fair value through profit or loss and therefore no loss allowance exists on these assets under IFRS 9.
The increase in the loss allowances for financial assets classified as measured at amortized cost under IFRS 9 and loans that form part of the net investment in equity-accounted entities represent the additional loss allowance required by the new standard's expected credit loss model.
Hedge accounting
Under IFRS 9 all existing hedging relationships qualified as continuing hedging relationships and the group has applied hedge accounting prospectively to certain of its commodity price risk management activities for which hedge accounting was not possible under IAS 39.
1. Significant accounting policies, judgements, estimates and assumptions – continued
IFRS 9 also introduces a new way of treating fair value movements on the time value and foreign currency basis spreads of certain hedging instruments. Whereas under IAS 39 these movements were recognized in profit or loss, the group is either required, or has elected to initially recognize these movements within equity to the extent that they relate to the hedged item. An adjustment to the 2018 opening balance sheet was made to transfer $37 million of losses net of related tax from the profit and loss account reserve to the costs of hedging reserve for relevant hedging instruments existing on transition.
Under IAS 39 the effective portion of the gain or loss on a cash flow hedging instrument is reported in other comprehensive income and is reclassified to the balance sheet as part of the initial carrying amount of the corresponding non-financial asset or liability. Under IFRS 9 the effective portion of the gain or loss continues to be reported in the statement of other comprehensive income but the transfer to the balance sheet is shown in the statement of changes in equity.
IFRS 15 ‘Revenue from Contracts with Customers’
IFRS 15 ‘Revenue from Contracts with Customers’ was issued in May 2014 and replaced IAS 18 ‘Revenue’ and certain other standards and interpretations. IFRS 15 provides a single model for accounting for revenue arising from contracts with customers, focusing on the identification and satisfaction of performance obligations. BP adopted IFRS 15 from 1 January 2018 and applied the ‘modified retrospective’ transition approach to implementation.
The group’s revised accounting policy in relation to revenue is provided above. A disaggregation of revenue from contracts with customers is provided in note 5.
The group identified certain minor changes in accounting relating to its revenue from contracts with customers but the new standard had no material effect on the group’s net assets as at 1 January 2018 and so no transition adjustment is presented.
The most significant change identified is the accounting for revenues relating to oil and natural gas properties in which the group has an interest with joint operation partners. From 1 January 2018, BP ceased using the entitlement method of accounting under which revenue was recognized in relation to the group's entitlement to the production from oil and gas properties based on its working interest, irrespective of whether the production was taken and sold to customers. In its 2018 consolidated financial statements the group has recognized revenue when sales are made to customers; production costs have been accrued or deferred to reflect differences between volumes taken and sold to customers and the group's ownership interest in total production volumes. Compared to the group’s previous accounting policy this may result in timing differences in respect of revenues and profits recognized in each period, but there will be no change in the total revenues and profits over the duration of the joint operation. The impact on the consolidated financial statements for the year ended 31 December 2018 was not material.
In addition, BP has made determinations about presentation and disclosure relating to its revenue from contracts with customers as follows:
Derivative contracts resulting in physical delivery to a customer
Certain contracts entered into by the group that result in physical delivery to a counterparty of products such as crude oil, natural gas and refined products are required by IFRS to be accounted for as financial instruments. These contracts are within the scope of IFRS 9 rather than IFRS 15. The group’s counterparties in these transactions, however, may meet the IFRS 15 definition of a customer. Revenue recognized relating to such contracts when physical delivery occurs is, therefore, presented together with revenue from contracts with customers in the group’s consolidated financial statements. Changes in the fair value of derivative assets and liabilities prior to physical delivery are excluded from revenue from contracts with customers and are presented as other operating revenues. Additionally, where forward sales and purchase contracts for oil, natural gas or power have been determined to be for short-term trading purposes, the associated sales and purchases continue to be reported net within other operating revenues consistent with the group’s practice prior to implementation of IFRS 15.
Contracts with post-delivery pricing terms
Contracts entered into by the group for the sale of oil, natural gas (including LNG), NGLs and refined products are typically priced by reference to quoted prices. In line with market practice, certain of these contracts are based on average prices over a period that is partially or entirely after delivery. Revenue relating to such contracts is recognized initially based on relevant prices at the time of delivery and subsequently adjusted as prices are finalized, consistent with the group’s practice prior to implementation of IFRS 15. Whilst these post-delivery adjustments are changes in the value of receivables within the scope of IFRS 9, not IFRS 15, the distinction between revenue recognized at the time of delivery and revenue recognized as a result of post-delivery changes in quoted commodity prices relating to the same transaction is not considered to be significant. All revenue from these contracts, both that recognized at the time of delivery and that from post-delivery price adjustments, is disclosed as revenue from contracts with customers.
Disclosure of the amount of the transaction price allocated to unsatisfied performance obligations
The disclosures required by IFRS 15 include the amount of the contract transaction price allocated to performance obligations that are unsatisfied at the balance sheet date. Many of BP’s commodity sales are made under term contracts in which sales are made based on quoted prices at or near the time of delivery, meaning the consideration for future deliveries is entirely variable. In these arrangements, each delivery is considered to be a separate performance obligation and the transaction price is the amount of revenue expected to be earned from all sales that are contracted to be made in future periods, which can be up to 20 years from the balance sheet date.
BP does not consider the disclosure of the amount of the transaction price allocated to contracted future deliveries of commodities within the scope of IFRS 15 to be relevant information. This disclosure has not, therefore, been provided in these consolidated financial statements. The consideration in many such contracts is entirely variable so would be subject to the requirement of IFRS 15 relating to constraining estimates of variable consideration. Applying the constraint for the purposes of this disclosure requirement would provide an indication only of contracted revenues based on estimated future minimum market prices. Such commodities are regularly sold in liquid markets on a spot basis, using similar pricing bases to sales made under term contracts, meaning that disclosure of contracted sales would have little predictive value. Furthermore, as described above, a significant proportion of the group’s commodity sales contracts are within the scope of IFRS 9, not IFRS 15. Derivative assets or liabilities representing the difference between contracted price and forward price are recognized on the group balance sheet for these contracts.
Contract assets and liabilities
The group does not have material contract asset or contract liability balances and so these amounts are included within amounts presented for trade receivables and other payables.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Not yet adopted
The IASB has issued IFRS 16 'Leases' which will become effective from financial reporting periods beginning on or after 1 January 2019 and has been adopted by the EU. The group has not adopted IFRS 16 in these consolidated financial statements and will adopt it from 1 January 2019. There are no other standards and interpretations in issue but not yet adopted that the directors anticipate will have a material effect on the reported income or net assets of the group.
IFRS 16 ‘Leases’
IFRS 16 ‘Leases’ provides a new model for lessee accounting in which the majority of leases will be accounted for by the recognition on the balance sheet of a right-of-use asset and a lease liability. The subsequent amortization of the right-of-use asset and the interest expense related to the lease liability will be recognized in profit or loss over the lease term. IFRS 16 replaces IAS 17 ‘Leases’ and IFRIC 4 ‘Determining whether an arrangement contains a lease’ and will be effective for financial reporting periods beginning on or after 1 January 2019.
BP will adopt IFRS 16 in the financial reporting period commencing 1 January 2019 and has elected to apply the modified retrospective transition approach in which the cumulative effect of initial application is recognized in opening retained earnings at the date of initial application with no restatement of comparative periods’ financial information.
IFRS 16 introduces a revised definition of a lease. As permitted by the standard, BP has elected not to reassess the existing population of leases under the new definition and will only apply the new definition for the assessment of contracts entered into after the transition date. On transition the standard permits, on a lease-by-lease basis, the right-of-use asset to be measured either at an amount equal to the lease liability (as adjusted for prepaid or accrued lease payments), or on an historical basis as if the standard had always applied. BP has elected to use the historical asset measurement for its more material leases and to use the asset equals liability approach for the remainder of the population. In addition, BP has also elected the option to adjust the carrying amounts of the right-of-use assets as at 1 January 2019 for onerous lease provisions that had been recognized on the group balance sheet as at 31 December 2018, rather than the alternative of performing impairment tests on transition.
The group’s evaluation of the effect of adoption of the standard is substantially complete and a material effect on the group’s balance sheet is expected, as set out further below. The presentation and timing of recognition of charges in the income statement will also change as the operating lease expense currently reported under IAS 17, typically on a straight-line basis, will be replaced by depreciation of the right-of-use asset and interest on the lease liability. In the cash flow statement operating lease payments are currently presented within cash flows from operating activities but under IFRS 16 payments will be presented as financing cash flows, representing repayments of debt, and as operating cash flows, representing payments of interest. Variable lease payments that do not depend on an index or rate are not included in the lease liability and will continue to be presented as operating cash flows.
Information on the group’s leases classified as operating leases under IAS 17, which are not recognized on the balance sheet as at 31 December 2018, is presented in Note 28. The following table provides a reconciliation of the operating lease commitments disclosed in Note 28 to the total lease liability expected to be recognized on the group balance sheet in accordance with IFRS 16 as at 1 January 2019, with explanations below.

$ million

Operating lease commitments at 31 December 2018	11,979

Leases not yet commenced	(1,372)
Leases below materiality threshold	(86)
Short-term leases	(91)
Effect of discounting	(1,512)
Impact on leases in joint operations	836
Variable lease payments	(58)
Redetermination of lease term	(252)
Other	(22)
Total additional lease liabilities expected to be recognized on adoption of IFRS 16	9,422
Finance lease obligations at 31 December 2018	667
Adjustment for finance leases in joint operations	(189)
Total expected lease liabilities at 1 January 2019	9,900

Leases not yet commenced: The operating lease commitments disclosed in Note 28 include amounts relating to leases entered into by the group that had not yet commenced as at 31 December 2018. In accordance with IFRS 16 assets and liabilities will not be recognized on the group balance sheet in relation to these leases until the dates of commencement of the leases. Such commitments will continue to be disclosed in future under IFRS 16.
Short-term leases and leases below materiality threshold: As part of the transition to IFRS 16, BP has elected not to recognize assets and liabilities relating to short-term leases i.e. leases with a term of less than 12 months and has also applied a materiality threshold for the recognition of assets and liabilities related to leases. The disclosed operating lease commitments as at 31 December 2018 in Note 28 includes amounts related to such leases.
Effect of discounting: The amount of the lease liability recognized in accordance with IFRS 16 will be on a discounted basis whereas the operating lease commitments information in Note 28 is presented on an undiscounted basis. The discount rates used on transition are incremental borrowing rates as appropriate for each lease based on factors such as the lessee legal entity, lease term and currency. The weighted average discount rate to be used on transition is expected to be around 3.5%, with a weighted average remaining lease term of around 9 years. For new leases commencing after 1 January 2019 the discount rate used will be the interest rate implicit in the lease, if this is readily determinable, or the incremental borrowing rate if the implicit rate cannot be readily determined.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Impact on leases in joint operations: The operating lease commitments for leases within joint operations are included on the basis of BP’s net working interest for the information provided in Note 28, irrespective of whether BP is the operator and whether the lease has been co-signed by the joint operators or not. However, for transition to IFRS 16, the facts and circumstances of each lease in a joint operation have been assessed to determine the group’s rights and obligations and to recognize assets and liabilities on the group balance sheet accordingly. This relates mainly to leases of drilling rigs within joint operations in the Upstream segment. Where all parties to a joint operation jointly have the right to control the use of the identified asset and all parties have a legal obligation to make lease payments to the lessor, the group’s share of the right-of-use asset and its share of the lease liability will be recognized on the group balance sheet. This may arise in cases where the lease is signed by all parties to the joint operation. However, in cases where BP is the only party with the legal obligation to make lease payments to the lessor, the full lease liability will be recognized on the group balance sheet. This may be the case if for example BP, as operator of the joint operation, is the sole signatory to the lease. If, however, the underlying asset is jointly controlled by all parties to the joint operation BP will recognize its net share of the right-of-use asset on the group balance sheet along with a receivable representing the amounts to be recovered from the other parties. If BP is not legally obliged to make lease payments to the lessor but jointly controls the asset, the net share of the right-of-use asset will be recognized on the group balance sheet along with a payable representing amounts to be paid to the other parties.
Variable lease payments: Where there are lease payments that vary depending on an index or rate, the measurement of the operating lease commitments in Note 28 is based on the variable factor as at inception of the lease and is not updated to reflect subsequent changes in the variable factor. Such subsequent changes in the lease payments are currently treated as contingent rentals and charged to profit or loss as and when paid. Under IFRS 16 the lease liability will be adjusted whenever the lease payments are changed in response to changes in the variable factor, and for transition the liability is measured on the basis of the prevailing variable factor on 1 January 2019.
Redetermination of lease term: Under the transition provisions of IFRS 16, the remaining terms of certain leases have been redetermined with the benefit of hindsight, on the basis that BP is now reasonably certain to exercise its option to terminate those leases before the full term.
Under IAS 17 finance leases are recognized on the group balance sheet and will continue to be recognized in accordance with IFRS 16. The amounts recognized on the group balance sheet as at 1 January 2019 in relation to the right-of-use assets and liabilities for existing finance leases within joint operations will be on a net or gross basis as appropriate as described above.
In addition to the lease liability, which will be presented within finance debt, other line items on the group balance sheet expected to be adjusted on transition to IFRS 16 include property, plant and equipment, prepayments, receivables, accruals, payables, provisions and deferred tax balances, as set out below.

			$ million
	31 December 2018	1 January 2019	Adjustment on adoption of IFRS 16
Non-current assets
Property, plant and equipment	135,261	143,950	8,689
Trade and other receivables	1,834	2,159	325
Prepayments	1,179	849	(330)
Deferred tax assets	3,706	3,736	30
Current assets
Trade and other receivables	24,478	24,673	195
Prepayments	963	872	(91)
Current liabilities
Trade and other payables	46,265	46,209	(56)
Accruals	4,626	4,578	(48)
Finance debt and leases	9,373	11,525	2,152
Provisions	2,564	2,547	(17)
Non-current liabilities
Other payables	13,830	14,013	183
Accruals	575	548	(27)
Finance debt and leases	56,426	63,507	7,081
Deferred tax liabilities	9,812	9,767	(45)
Provisions	17,732	17,657	(75)

Net assets	101,548	101,218	(330)

Equity
BP shareholders' equity	99,444	99,115	(329)
Non-controlling interests	2,104	2,103	(1)
	101,548	101,218	(330)

The total expected adjustments to the group's lease liabilities at 1 January 2019 may be reconciled as follows:

$ million

Total additional lease liabilities expected to be recognized on adoption of IFRS 16	9,422
Less: adjustment for finance leases in joint operations	(189)
Total expected adjustment to lease liabilities	9,233
Of which – current	2,152
– non-current	7,081